UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2013

ASPEN INSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Front Street

Hamilton HM 19

Bermuda

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition

On July 24, 2013, Aspen Insurance Holdings Limited (“Aspen” or the “Company”) issued a press release announcing results for the quarter and six months ended June 30, 2013, which has been attached as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter and six months ended June 30, 2013 is attached hereto as Exhibit 99.2.

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Compensatory Arrangements of Certain Officers

On July 24, 2013, Aspen announced that Mr. Bret Pearlman has been appointed to its Board of Directors (the “Board”) as a Class II director.

The attached press release, furnished as Exhibit 99.3 to this Current Report on Form 8-K, provides additional information. Following the appointment of Mr. Pearlman, Aspen will have 12 directors on its Board. Mr. Pearlman will be a member of the Board’s Investment and Corporate Governance and Nominating Committees. The Board has determined that Mr. Pearlman is an independent director pursuant to the NYSE Corporate Governance Standards applicable to U.S. domestic issuers.

Under Aspen’s Bye-Laws, the appointment of Mr. Pearlman will be subject to shareholder vote at Aspen’s 2014 Annual General Meeting, at which Mr. Pearlman will be standing for election as a Class II Director. As a non-executive director, Mr. Pearlman is entitled to receive the same level of fees and benefits as other Aspen non-executive directors, including for committee appointments. For additional information, please see our Definitive Proxy Statement filed with the Securities and Exchange Commission on March 13, 2013.

Section 7 - Regulation FD

Item 7.01 - Regulation FD Disclosure

On July 24, 2013, Aspen issued a press release announcing results for the quarter and six months ended June 30, 2013 which has been attached as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter and six months ended June 30, 2013 is attached hereto as Exhibit 99.2.

On July 24, 2013, Aspen issued a press release announcing the appointment of Mr. Bret Pearlman to the Board, which has been attached as Exhibit 99.3.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d)	The following exhibits are furnished under Items 7.01 and 2.02 as part of this report:

99.1	Press Release of the Registrant, dated July 24, 2013.

99.2	Earnings Release Supplement for the quarter and six months ended June 30, 2013.

99.3	Press Release of the Registrant dated July 24, 2013.

The information furnished under Item 7.01 “Regulation FD Disclosure” and Item 2.02 “Results of Operations and Financial Condition” shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: July 24, 2013	By:	/s/ John Worth
	Name:	John Worth
	Title:	Chief Financial Officer

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